Acquisition of Silixa December 21, 2023

Safe Harbor Luna Innovations Incorporated © 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include statements concerning Silixa’s 2023 projected revenue, the potential payment of earnout consideration in connection with future milestones, and the expected benefits of the acquisition of Silixa, including the potential for the transaction to be accretive to non-GAAP net income 2024, the expansion of Luna’s service offerings, capabilities and geographic reach and scale, the company's expectations regarding its technological and product capabilities, market growth and its market position, revenue growth, customer activity, engagement and prospects, customer problems, industry trends, recurring sales, margin, general product performance, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, workforce, investment in innovation, capitalization and access to, and deployment of, capital, sales models and tools, operational planning and execution, quality processes, research and development, strategic position and corporate and leadership governance, focus, discipline, values, strength, philosophy and culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, uncertainties regarding integration of the companies’ respective employee bases, offerings and business operations , potential adverse reactions or uncertainties regarding the acquisition among the companies’ customers, potential unknown liabilities and unforeseen expenses associated with the acquisition, potential performance shortfalls as a result of the diversion of management’s attention caused by completing the acquisition and integrating the companies’ operations, failure of demand for Luna’s products and services to meet expectations, failure of target market to grow and expand, and technological challenges competitive forces, and other risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, December 21, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

Overview Luna Innovations Incorporated © 3 • Highly complementary portfolio of acoustic, strain and temperature sensing technologies • Extends Luna’s market leading position in fiber-based sensing solutions • Advances Luna’s solutions-based offerings – Offer advanced, highly integrated solutions focused on recurring revenue • Expands Luna’s Serviceable Addressable Market (SAM) – Carbon capture, geotechnical monitoring, mining • Provides access to proprietary Constellation fiber / Carina interrogator technologies that will extend the use cases and SAM • Adds significant talent in sales, marketing, engineering and R&D, helping to round out Luna’s EMEA organization • Strengthens IP portfolio to nearly 1,000 patents

Transaction Overview

Total Consideration	$21.5 million in upfront cash consideration $16.5 million in target earnout contingent upon achievement of certain performance milestones
Silixa Financial Detail	~$30 million revenue expected for 2023, ~15% growth on constant currency basis With modest cost synergies, expected to be accretive to Non-GAAP earnings in year one
Transaction Financing	Upfront cash consideration funded with proceeds from White Hat's Strategic Investment

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Silixa at a Glance Luna Innovations Incorporated © 5 Headquarters: Elstree, U.K. 200+ Patents ~125 Employees 1. Represents annual revenue growth expected for 2023 on a constant currency basis. 100x Improvement in Data Quality from Proprietary DAS Solution ~15% 2023E Revenue Growth 1Current Addressable Market$1B+

Key End Markets

	Energy	Natural Environments	Mining	Industrial Digitalization	Defense
Overview	Solutions for both renewables sector and hydrocarbons	Solutions help assess environmental conditions and trends, help tackle global climate change challenges and predict environmental hazards	Distributed fiber optic sensing solutions to enhance productivity, minimize risks and ensure sustainability	Solutions for monitoring Carbon Capture Storage (CCS) facilities and other critical industrial infrastructure	Multiple defense clients in the U.S. and Europe
Use Cases	▪ Geothermal Monitoring ▪ Hydropower Embankment ▪ Wind Power Cable Monitoring ▪ Oilfield Services	▪ Hydrology ▪ Marine / Shoreline Protection ▪ Near-Surface Geophysics ▪ Seismology ▪ Dam / Embankment Monitoring ▪ Geotech Monitoring	▪ Tailings Dam Protection ▪ Microseismic Detection ▪ Process Flow Control ▪ Rockmass Response ▪ Mineral Exploration	▪ CO_2 Storage Management ▪ Data Center Management ▪ Process Control	▪ Customized Instrumentation ▪ Precision Measurements ▪ Advanced Flow Techniques ▪ Geophysics

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Silixa Product Portfolio Luna Innovations Incorporated © 7 Leading DAS solution allows continuous and remote acoustic monitoring over many kilometers, giving improved results with minimal disruption to operations. Interferometric DSS (iDSS) technology can be used to detect static or dynamic strain, providing leading performance in terms of strain resolution, spatial resolution and measurement speed. DTS solutions measure minute temperature changes along an optical fiber, with the finest spatial resolution. Distributed Acoustic Sensing (DAS) Distributed Temperature Sensing (DTS) Distributed Strain Sensing (DSS) Offers data processing and interpretation services in addition to cutting-edge optoelectronics technologies. Services and Data Analytics Silixa’s IP portfolio protects methods for achieving higher resolution and sensitivity than other techniques Highly Complementary Suite of Products to Luna’s Portfolio

Combined Product Portfolio

Combination of Luna and Silixa results in clear market leader covering large and emerging market applications

Market Coverage

Luna - ODiSI
- Aerospace
- Automotive

Silixa – DAS, DTS, DSS
- O&G Exploration
- Geotechnical
- Carbon Capture
- Defense
- Mining

Luna – DAS, DTS, DSS
- Infrastructure
- Pipelines
- Perimeters
- Energy

Luna - Hyperion
- Aerospace
- O&G
- Infrastructure

Short — *Range* — Long

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White Hat Strategic Investment

Long-Term Partnership with White Hat Capital Partners

Security:	Series B Convertible Preferred Stock
Amount:	$50,000,000
Investor Option:	Up to $12,500,000 over 3 years at Investor's option
Conversion Price:	$6.70 / share; 10% premium to 30-day VWAP
Dividend Rate:	Years 1 – 3: 8.5% cash / 10% PIK, at Luna's option Year 4: 8.5% cash
Use of Proceeds:	~$25,000,000 to fund acquisition of Silixa ~$17,000,000 to repay PNC term loan in full ~$8,000,000 for general corporate purposes

WHITEHAT CAPITAL PARTNERS

- Strong endorsement from shareholder-aligned partner
- David Chanley to join Luna's Board of Directors
- Significant experience in optics and test & measurement industries
- White Hat team to support Luna on key growth initiatives
- Enhanced financial flexibility with strengthened balance sheet and PIK dividend option on preferred

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Summary Luna Innovations Incorporated © 11 Creates Leading Player in Key Market Verticals  Highly complementary product portfolio enhances Luna’s existing solutions  Expands Luna’s SAM Increases Luna’s Operational Scale  Adds significant talent in key areas to round out Luna’s EMEA organization  Enhances global footprint Accelerates Growth and Profitability  Drives organic and inorganic growth through product, sales and marketing synergies  Cross-selling opportunities